PROPETRO®

2019 Q1 EARNINGS PRESENTATION

May 7, 2019



FORWARD-LOOKING STATEMENTS

Certain information included in this presentation constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict, and generally beyond our control. Actual results may differ materially from those indicated or implied by such forward-looking statements. For information on identified risks and uncertainties that could impact our forecasts, expectations, and results of operations, please review the risk factors and other information disclosed from time to time in our filings with the Securities and Exchange Commission.

This presentation references "Adjusted EBITDA," a non-GAAP financial measure. This non-GAAP measure is not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA may be defined differently by other companies in our industry, and our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. A reconciliation of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP, is set forth in the Appendix hereto.

DISCUSSION TOPICS


PROPETRO
ALLEGIANCE
Nine

1. ProPetro at a Glance
2. Permian Basin Update
3. 2019 First Quarter Highlights
4. 2019 Q1 Financial Review
5. The *DuraStim®* Difference[1]
6. Unique Positioning

(1) DuraStim® is a registered trademark of AF Global Corporation ("AFGlobal")

PROPETRO AT A GLANCE

27	21	8	Flowback Operations
Hydraulic Fracturing Units	Cementing Units	Coiled Tubing Units	

100% Frac Operations Permian Concentrated

- 1,415,000 HHP Spread over 27 Crews

Customer and Employee Focused Business Model

Highly Utilized Fleet

- Including a 10 year strategic, long-term service agreement for ~30% of the fleet

Permian Focused Customers

- Admiral Permian Resources
- Henry Resources
- Endeavor Energy Resources LP
- Parsley
- Pioneer Natural Resources
- CrownQuest Operating, LLC
- ExxonMobil
- Fasken Oil and Ranch
- Diamondback Energy
- DE3 Operating LLC

PERMIAN MACRO

Total U.S. Onshore
Oil Directed Rig Count: 807[1]


43%
Other
57%
Permian Basin

Total U.S. Onshore Oil Rigs Added Since
Trough (May 2016): 490[1]


34%
Other
66%
Permian Basin

(1) Baker Hughes Rig Data, May 3, 2019

Healthy demand for efficient services

- Driven by E&P acquisitions, attractive economics, and completion intensity

Permian shift to manufacturing mode

- Driven by customer shift to multi-well pad development
- Short supply of HHP capable of intensifying workload

Mature and evolving infrastructure

- Driven by historic activity levels and new regional sand mines

2019 Q1 HIGHLIGHTS

Consistent Financial Improvement

Revenue


(in $millions)
$434.0
$425.4
$546.2
Q3 2018
Q4 2018
Q1 2019

Net Income


(in $millions)
$50.9
$46.3
$69.8
Q3 2018
Q4 2018
Q1 2019

Adj. EBITDA[1]


(in $millions)
$103.4
$112.4
$150.3
Q3 2018
Q4 2018
Q1 2019

(1) For a reconciliation to net income (loss), please see Appendix
(2) DuraStim® is a registered trademark of AF Global Corporation ("AFGlobal")
(3) Pioneer Transaction closed effective 12/31/2018

Industry leading growth and utilization

- Effective utilization of 27 fleets in Q1
- Plans to deploy two electrically powered newbuild DuraStim® fleets in late 2019 [(2)]

Expanded cementing and coiled tubing operations

- Exited Q1 with 21 deployed cementing units, and 4 coiled tubing units
- Plans to build 3 additional cementing units and 1 additional coiled tubing unit in 2019

Integrated 510,000 HHP Acquired from Pioneer Natural Resources[(3)]

- Acquired 510,000 HHP, or 8 frac crews, as well as 4 coiled tubing units
- Entered into 10-year service agreement with Pioneer

PROPETRO®

2019 Q1 FINANCIAL HIGHLIGHTS

2019 Q1 Revenue Mix


1%
Non-Permian
99%
Permian


3%
All Other
97%
Pressure Pumping

Revenue: $546.2 MM

Adjusted EBITDA: $150.3

Diluted Earnings Per Share (EPS): $0.67

Conservative Leverage Profile:

- Cash: $79.5 MM
- Total Debt: $160.0 MM
- Total Liquidity: $156.1 MM [(1)]

(1) Inclusive of cash and available capacity under $300m revolving credit facility

HORSEPOWER GROWTH AND UTILIZATION

56% Increase in total horsepower[(1)]
510,000 total HHP additions

Growth & utilization driven by improvements in execution, efficiency and customer collaboration

Continue to maintain industry leading utilization

Consistent profitability improvement

Plans to deploy 2 electrically powered *DuraStim* fleets in late 2019



1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
2017 Q3
2017 Q4
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
Total Horsepower
Utilized Horesepower

Chart based on end of period HHP counts
(1) Added HHP from PXD transaction

UNIQUE TECHNOLOGY OPPORTUNITIES

created by reliable wellsite performance that earns customer trust


PROPETRO
DuraStim

1. Proven Wellsite Execution

Consistently earning customer trust

2. Opportunity to Pull Through Differentiating Technologies

Trust of customers allows for unique opportunities

3. Constant Need to Drive Down Well Costs

Desire to improve project economics up and down the value chain leading to demand for new technologies

4. Reducing Environmental Impact

Pushing to be better stewards of our environment and community

Capitalizing on unique market position:

"We have confidently chosen to continue our relationship with AFGlobal to get the game changing *DuraStim* technology to market to help lead our industry in deploying technology and equipment that is more purpose fit for the high intensity pad development that we are currently operating in. We are also excited about the opportunity to strengthen our earning power over time while at the same time driving down well costs for our customers." - *Dale Redman, CEO*

DURASTIM PROVIDES POTENTIAL BENEFITS UP AND DOWN THE VALUE CHAIN

Fuel Cost

Conversion from diesel to natural gas electric power



Conventional Diesel
Conventional Electric
DuraStim Electric

Footprint / Labor / Safety

Fewer units per location = fewer people = safer operations



18 Units per Fleet
18 Units per Fleet
6 Units per Fleet
Conventional Diesel
Conventional Electric
DuraStim Electric

General Supplies / Maintenance Capex

Fewer moving parts = fewer expendables = longer asset life



Conventional Diesel
Conventional Electric
DuraStim Electric

Sound and Air Pollution

Cleaner and quieter power source



Conventional Diesel
Conventional Electric
DuraStim Electric

UNIQUELY POSITIONED FOR SUCCESS

Permian Focus
Positioned in the low cost basin with sector leading operating scale

Blue Chip Customers
Large drilling inventories and sizeable rig programs

Superior Performance
Consistently outperforming the competition on location

Full Calendar
Premium visibility throughout 2019

Strong Balance Sheet
Minimal debt with disciplined capital allocation

No Speculative New-Builds
Strong customer commitments and long term service agreements

The DuraStim® Difference
Deploying the premier tools for completions manufacturing mode

Technology
Leveraging well-site performance to pull innovation forward



APPENDIX

ADJUSTED EBITDA RECONCILIATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

($ in Thousands)	Three Months Ended					
	March 31, 2019			December 31, 2018		
	Pressure Pumping	**All Other**	**Total**	**Pressure Pumping**	**All Other**	**Total**
Net income (loss)	$98,094	($28,289)	$69,805	$76,244	($24,466)	$51,778
Depreciation and amortization	$31,783	$1,334	$33,117	$23,574	$1,136	$24,710
Interest expense	-	$1,903	$1,903	-	$1,916	$1,916
Income tax expense	-	$21,892	$21,892	-	$15,257	$15,257
Loss on Disposal of assets	$19,006	$222	$19,228	$16,194	($35)	$16,159
Stock-based compensation	-	$1,829	$1,829	-	$1,650	$1,650
Other expense and legal settlement	-	$187	$187	-	$343	$343
Deferred IPO bonus expense	$2,157	$157	$2,314	$434	$196	$630
Adjusted EBITDA	**$151,040**	**($765)**	**$150,275**	**$116,446**	**($4,003)**	**$112,443**

CONTACT



Corporate Headquarters

1706 S. Midkiff, Bldg. B
Midland, TX 79701
432.688.0012

Investor Relations

Sam Sledge
sam.sledge@propetroservices.com
Office Direct 432.253.5111

www.propetroservices.com

PROPETRO®